SECURITIES AND EXCHANGE COMMISSION
           Washington, D.C. 20549


                     FORM 8-K
                  CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d)
   OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 27, 2005


             SCIENTIFIC INDUSTRIES, INC.
_________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	   000-6658       04-2217279
___________	  ____________	__________________
(State or other   (Commission    (IRS Employer No.)
jurisdiction of    File Number)
incorporation)

                     70 Orville Drive
                  Bohemia, New York 11716
_____________________________________________
   (Address of principal executive offices)


                       (631) 567-4700
__________________________________________________
Registrant's telephone number, including area code


                       Not Applicable
__________________________________________________
(Former name or former address,
if changed since last report)


ITEM 8.01	OTHER EVENTS

On September 27, 2005, the Board of Directors declared a cash dividend of $.09 per share of Common Stock payable on January 13, 2006 to holders of record as of the close of business on October 27, 2005. On September 28, 2005, the Company issued a press release disclosing the dividend and the operating results for its fiscal year ended June 30, 2005. See Exhibit No. 99.

ITEM 9.01  Financial Statements and Exhibits

(a) and (b) not applicable

(c) Exhibits

Exhibit No.        Exhibit
___________        _______
99.1               Press Release dated September 28, 2005






                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SCIENTIFIC INDUSTRIES, INC.
                                   (Registrant)


Date:	September 28, 2005
			                 By: /s/ Helena R. Santos

			                 Helena R. Santos,
			                 President and Chief Executive
 			                  Officer